MARSHALL FUNDS, INC.

SUPPLEMENT TO COMBINED PROSPECTUS DATED DECEMBER 31, 1995

The following information is a supplement to your combined prospectus dated December 31, 1995 ("Prospectus"). We are providing it to advise you of a change in portfolio managers of the MARSHALL STOCK FUND.
The Marshall Funds, Inc. Prospectus is amended as follows:
I. The second paragraph under the sub-heading "Portfolio Management Team" on page 17 of the Prospectus is amended by adding the following as the last sentence:
     "Mr. Sandel is also a member of the management team for the STOCK
     FUND."

II. The third paragraph under the sub-heading "Portfolio Management Team" on page 17 of the Prospectus is deleted in its entirety and replaced by the following:
     "The STOCK FUND is managed by a team of managers headed by William J. O'Connor. The other members of the management team are William A. Frazier, James H. Kuehn, and Mr. Sandel.
     Mr. O'Connor has been a Vice President of M&I Investment Management Corp. since February 1995 when he rejoined the firm after serving as Vice President and Director of Equity Research for Arnold Investment Counsel. Prior to joining Arnold, he had been a Vice President, portfolio manager, and research analyst with M&I Investment Management Corp. from 1979 to 1991. Mr. O'Connor is a Chartered Financial
     Analyst and holds a bachelor's degree in commerce from Santa Clara University and an M.B.A. in finance from the University of Wisconsin-Madison.
     Mr. Frazier is a Chartered Financial Analyst who joined M&I Investment Management Corp. in 1979. He is a Vice President of the firm and a member of its Equity Policy Group. Mr. Frazier graduated from the University of Wisconsin-LaCrosse with a degree in finance and holds an M.B.A. degree from that institution.
     Mr. Kuehn is a Vice President of M&I Investment Management Corp. and a Chartered Financial Analyst, having joined the firm in 1987. Prior to joining the firm, he held financial consultant positions with E.F. Hutton and Smith Barney, Harris & Upham & Company. Mr. Kuehn holds an accounting degree from Marquette University."

                                                           January 10, 1996





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